Exhibit 4.2

FIRST SUPPLEMENTAL INDENTURE

THIS FIRST SUPPLEMENTAL INDENTURE, dated as of September 10, 2024 (the “Supplemental Indenture”), is between CADENCE DESIGN SYSTEMS, INC., a Delaware corporation (the “Company”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as trustee (the “Trustee”), to the Indenture (as defined below).

RECITALS

WHEREAS, the Company and the Trustee executed and delivered an Indenture, dated as of September 10, 2024 (the “Base Indenture” and, as amended and supplemented by this Supplemental Indenture, the “Indenture”), substantially in the form of Indenture previously filed as Exhibit 4.1 to the Registration Statement (No. 333-281898) filed with the Securities and Exchange Commission (the “Commission”) on Form S-3 by the Company.

WHEREAS, the Company has duly authorized and desires to create three new series of Securities to be issued under the Indenture, as hereby supplemented, consisting of: (i) $500.0 million in an initial aggregate principal amount of Securities to be designated the “4.200% Senior Notes due 2027” (the “2027 Notes”), (ii) $1.0 billion in an initial aggregate principal amount of Securities to be designated the “4.300% Senior Notes due 2029” (the “2029 Notes”), and (iii) $1.0 billion in an initial aggregate principal amount of Securities to be designated the “4.700% Senior Notes due 2034” (the “2034 Notes” and, together with the 2027 Notes and the 2029 Notes, the “Notes” and each, a “series of Notes”), the form and substance of such Notes and the terms, provisions and conditions thereof to be set forth as provided in the Indenture and this Supplemental Indenture;

WHEREAS, Section 9.1(i) of the Base Indenture provides that the Company and the Trustee may amend or supplement the Indenture without the written consent of the Holders of the outstanding Securities to provide for the issuance of and establish the form and terms and conditions of Securities of any Series as permitted by the Indenture;

WHEREAS, all acts and things prescribed by the Indenture, by law and by the organizational documents of the Company and the Trustee necessary to make this Supplemental Indenture a valid instrument legally binding on the Company and the Trustee, in accordance with its terms, have been duly done and performed; and

WHEREAS, all conditions precedent to amend or supplement the Indenture have been met.

NOW, THEREFORE, to comply with the provisions of the Indenture, and in consideration of the above premises, the Company and the Trustee covenant and agree as follows:

ARTICLE I

Section 1.01 Nature of Supplemental Indenture. This Supplemental Indenture supplements the Base Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Indenture for any and all purposes.

Section 1.02 Establishment of New Series. Pursuant to Section 2.2 of the Base Indenture, there is hereby established each series of Notes having the terms, in addition to those set forth in the Base Indenture and this Supplemental Indenture, set forth in each form of Note, attached to this Supplemental Indenture as Exhibit A (for the 2027 Notes), Exhibit B (for the 2029 Notes) and Exhibit C (for the 2034 Notes), which are incorporated herein as a part of this Supplemental Indenture. In addition to the initial aggregate principal amount of each series of Notes issued on the date hereof, the Company may issue additional Notes of a series under the Base Indenture and this Supplemental Indenture in accordance with Section 2.2 of the Base Indenture.

Section 1.03 Title, Amount and Payment of Principal and Interest.

(a) The 2027 Notes shall be entitled the “4.200% Senior Notes due 2027”. The Trustee shall authenticate and deliver (i) the 2027 Notes for original issue on the date hereof (the “Original 2027 Notes”) in the aggregate principal amount of $500.0 million, and (ii) additional 2027 Notes for original issue from time to time after the date hereof in such principal amounts as may be specified in a Company Order described in this sentence, in each case upon a Company Order for the authentication and delivery thereof and satisfaction of the other provisions of Section 2.3 of the Base Indenture. Such Company Order shall specify the amount of the 2027 Notes to be authenticated, the date on which the original issue of 2027 Notes is to be authenticated, and the name or names of the initial Holder or Holders. The Original 2027 Notes and any additional 2027 Notes issued and authenticated pursuant to clause (ii) of this paragraph shall constitute a single series of Notes for all purposes under the Indenture.

The principal amount of each 2027 Note shall be payable on September 10, 2027. Each 2027 Note shall bear interest from the date of original issuance, or the most recent date to which interest has been paid, at the fixed rate of 4.200% per annum. The dates on which interest on the 2027 Notes shall be payable shall be March 10 and September 10 of each year (the “2027 Notes Interest Payment Dates”). The regular record date for interest payable on the 2027 Notes on any 2027 Notes Interest Payment Date shall be March 1 and September 1, as the case may be, next preceding such 2027 Notes Interest Payment Date.

Payments of principal, premium, if any, on, and interest due on the 2027 Notes on any 2027 Notes Interest Payment Date or at maturity will be made available to the Trustee by 11:00 a.m., New York City time, on such date, unless such date falls on a day that is not a Business Day, in which case (x) such payments will be made available to the Trustee by 11:00 a.m., New York City time, on the next Business Day, and (y) for so long as clause (x) is satisfied, no interest shall accrue on the amount of interest due on such 2027 Notes Interest Payment Date for the period from and after such 2027 Notes Interest Payment Date and the date of payment. As soon as possible thereafter, the Trustee will make such payments to the Depositary.

(b) The 2029 Notes shall be entitled the “4.300% Senior Notes due 2029”. The Trustee shall authenticate and deliver (i) the 2029 Notes for original issue on the date hereof (the “Original 2029 Notes”) in the aggregate principal amount of $1.0 billion, and (ii) additional 2029 Notes for original issue from time to time after the date hereof in such principal amounts as may be specified in a Company Order described in this sentence, in each case upon a Company Order for the authentication and delivery thereof and satisfaction of the other provisions of Section 2.3 of the Base Indenture. Such Company Order shall specify the amount of the 2029 Notes to be authenticated, the date on which the original issue of 2029 Notes is to be authenticated, and the name or names of the initial Holder or Holders. The Original 2029 Notes and any additional 2029 Notes issued and authenticated pursuant to clause (ii) of this paragraph shall constitute a single series of Notes for all purposes under the Indenture.

The principal amount of each 2029 Note shall be payable on September 10, 2029. Each 2029 Note shall bear interest from the date of original issuance, or the most recent date to which interest has been paid, at the fixed rate of 4.300% per annum. The dates on which interest on the 2029 Notes shall be payable shall be March 10 and September 10 of each year (the “2029 Notes Interest Payment Dates”). The regular record date for interest payable on the 2029 Notes on any 2029 Notes Interest Payment Date shall be March 1 and September 1, as the case may be, next preceding such 2029 Notes Interest Payment Date.

Payments of principal, premium, if any, on, and interest due on the 2029 Notes on any 2029 Notes Interest Payment Date or at maturity will be made available to the Trustee by 11:00 a.m., New York City time, on such date, unless such date falls on a day that is not a Business Day, in which case (x) such payments will be made available to the Trustee by 11:00 a.m., New York City time, on the next Business Day, and (y) for so long as clause (x) is satisfied, no interest shall accrue on the amount of interest due on such 2029 Notes Interest Payment Date for the period from and after such 2029 Notes Interest Payment Date and the date of payment. As soon as possible thereafter, the Trustee will make such payments to the Depositary.

(c) The 2034 Notes shall be entitled the “4.700% Senior Notes due 2034”. The Trustee shall authenticate and deliver (i) the 2034 Notes for original issue on the date hereof (the “Original 2034 Notes”) in the aggregate principal amount of $1.0 billion, and (ii) additional 2034 Notes for original issue from time to time after the date hereof in such principal amounts as may be specified in a Company Order described in this sentence, in each case upon a Company Order for the authentication and delivery thereof and satisfaction of the other provisions of Section 2.3 of the Base Indenture. Such Company Order shall specify the amount of the 2034 Notes to be authenticated, the date on which the original issue of 2034 Notes is to be authenticated, and the name or names of the initial Holder or Holders. The Original 2034 Notes and any additional 2034 Notes issued and authenticated pursuant to clause (ii) of this paragraph shall constitute a single series of Notes for all purposes under the Indenture.

The principal amount of each 2034 Note shall be payable on September 10, 2034. Each 2034 Note shall bear interest from the date of original issuance, or the most recent date to which interest has been paid, at the fixed rate of 4.700% per annum. The dates on which interest on the 2034 Notes shall be payable shall be March 10 and September 10 of each year (the “2034 Notes Interest Payment Dates” and, together with the 2027 Notes Interest Payment Dates and the 2029 Notes Interest Payment Dates, the “Interest Payment Dates”, as applicable). The regular record date for interest payable on the 2034 Notes on any 2034 Notes Interest Payment Date shall be March 1 and September 1, as the case may be, next preceding such 2034 Notes Interest Payment Date.

Payments of principal, premium, if any, on, and interest due on the 2034 Notes on any 2034 Notes Interest Payment Date or at maturity will be made available to the Trustee by 11:00 a.m., New York City time, on such date, unless such date falls on a day that is not a Business Day, in which case (x) such payments will be made available to the Trustee by 11:00 a.m., New York City time, on the next Business Day, and (y) for so long as clause (x) is satisfied, no interest shall accrue on the amount of interest due on such 2034 Notes Interest Payment Date for the period from and after such 2034 Notes Interest Payment Date and the date of payment. As soon as possible thereafter, the Trustee will make such payments to the Depositary.

Section 1.04 Optional Redemption. (a) Prior to September 10, 2027, in the case of the 2027 Notes (the maturity date of the 2027 Notes), August 10, 2029, in the case of the 2029 Notes (one month prior to their maturity date) (the “2029 Notes Par Call Date”), or June 10, 2034, in the case of the 2034 Notes (three months prior to their maturity date) (the “2034 Notes Par Call Date”) (the 2034 Notes Par Call Date, the maturity date of the 2027 Notes and the 2029 Notes Par Call Date, each the “Applicable End Date” for the respective series of Notes), the Company may redeem such series of Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed, in each case discounted to the redemption date (assuming the Notes of such series matured on the Applicable End Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus (I) 10 basis points, in the case of the 2027 Notes, (II) 12.5 basis points, in the case of the 2029 Notes, and (III) 15 basis points, in the case of the 2034 Notes, less (b) interest accrued thereon to the date of redemption; and

(ii) 100% of the principal amount of the Notes to be redeemed;

plus, in either case for clause (i) or (ii) above, accrued and unpaid interest thereon to, but excluding, the redemption date.

(b) At any time on or after the 2029 Notes Par Call Date, with respect to the 2029 Notes, or the 2034 Notes Par Call Date, with respect to the 2034 Notes, either series of Notes shall be redeemable in whole or in part, at any time and from time to time, at the Company’s option, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the Notes to be redeemed to, but not including, the date of redemption.

(c) The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

(d) The calculation or determination of the redemption price shall be made by the Company or on its behalf by such person as the Company shall designate. For the avoidance of doubt, the calculation or determination of the redemption price shall not be the obligation or responsibility of the Trustee or Paying Agent.

(e) Notice of redemption will be mailed or sent electronically pursuant to applicable DTC procedures at least 10 but not more than 60 days before the redemption date to each Holder of record of the Notes to be redeemed at its registered address (with a copy to the Trustee); provided, however, that redemption notices may be sent more than 60 days prior to a redemption date if the notice is issued as set forth in Article VIII of the Base Indenture (Satisfaction and Discharge; Defeasance) or, in the case of a redemption that is subject to one or more conditions precedent, if the redemption date is extended as described below.

(f) In connection with any redemption of Notes, any such redemption may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction, financing or event. The redemption date of any redemption that is subject to satisfaction of one or more conditions precedent may, in the Company’s discretion and to the extent stated in the applicable redemption notice, be delayed until such time as any or all such conditions shall be satisfied (or waived by the Company in its sole discretion), or such redemption may not occur and any notice with respect to such redemption may be modified, extended or rescinded in the event that any or all such conditions shall not have yet been satisfied (or waived by the Company in its sole discretion) by the redemption date, or by the redemption date so delayed (which may exceed 60 days from the date of the redemption notice in such case), by providing notice thereof to the Trustee and Holders of the Notes to be redeemed.

(g) If less than all of the Notes of any series are to be redeemed at any time, and the Notes of such series are global securities, the Notes to be redeemed will be selected by DTC in accordance with its standard procedures. If the Notes to be redeemed are not global securities then held by DTC, the Trustee will select Notes to be redeemed on a pro rata basis, by lot, or by any other method the Trustee deems fair and appropriate. No Notes of a principal amount of $2,000 or less will be redeemed in part. The notice of redemption for the Notes will state, among other things, the amount of Notes to be redeemed, the redemption date, the manner in which the redemption price will be calculated, the place or places that payment will be made upon presentation and surrender of notes to be redeemed and any conditions precedent to the effectiveness of the redemption.

(h) Unless the Company defaults in payment of the redemption price, on or after the redemption date, interest will cease to accrue on any Notes or portions thereof that have been called for redemption at the redemption date.

(i) Notwithstanding the foregoing, the Company may repurchase Notes at any time in the open maket and may hold such Notes or surrender such Notes to the Trustee for cancellation.

ARTICLE II

Section 2.01 For all purposes of this Supplemental Indenture, except as otherwise expressly provided or unless the context requires otherwise:

(a) A term defined in the Indenture and not otherwise defined herein has the same meaning when used in this Supplemental Indenture; and

(b) The following terms have the meanings given to them in this Section 2.01 and shall have the meaning set forth below for the purposes of this Supplemental Indenture and the Indenture solely with respect to the Notes:

“Affiliate” of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled,” “controlled by” and “under common control with”) when used with respect to any Person means possession, directly or indirectly, of the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“Applicable Procedures” means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such transfer or exchange at the relevant time.

“Aggregate Debt” means the sum, without duplication, of the following items outstanding as of the date of determination:

(1) the aggregate principal amount of the Company’s Indebtedness incurred after the Issue Date and secured by Liens created or assumed or permitted to exist pursuant to Section 3.02(a) of this Supplemental Indenture; and

(2) the Attributable Debt of the Company and the Restricted Subsidiaries of the Company in respect of Sale and Leaseback Transactions with respect to any Principal Property (with the exception of such transactions that are permitted under clauses (1)-(4) of Section 3.03(a) of this Supplemental Indenture).

“Attributable Debt” in respect of a Sale and Leaseback Transaction means, as at the time of determination, the lesser of: (1) the fair market value of the assets subject to such Sale and Leaseback Transaction (as determined in good faith by the Board of Directors of the Company); and (2) the present value (discounted at the interest rate implicit in the transaction) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale and Leaseback Transaction (including any period for which such lease has been extended), determined in accordance with GAAP.

“Bankruptcy Law” means title 11, U.S. Code or any similar Federal or State law for the relief of debtors.

“Board of Directors” means: (1) with respect to a corporation, the Board of Directors of the corporation or (other than for purposes of determining a Change of Control) any duly authorized committee of the Board of Directors; (2) with respect to a partnership, the Board of Directors of the general partner of the partnership; and (3) with respect to any other Person, the board or committee of such Person serving a similar function.

“Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or required by law to close.

“Capital Stock” of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock and limited liability or partnership interests (whether general or limited), but excluding any debt securities convertible or exchangeable into such equity.

“Certificated Note” means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 4.01 of this Supplemental Indenture, in the form of Exhibit A (for the 2027 Notes), Exhibit B (for the 2029 Notes) and Exhibit C (for the 2034 Notes) to this Supplemental Indenture, except that such Certificated Note shall not include the information called for by the footnotes included therein.

“Change of Control” means the occurrence of any one of the following:

(1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as such term is used in Sections 13(d)(3) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of such plan) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Company on a fully diluted basis, measured by voting power rather than number of shares; provided, however, that a person shall not be deemed beneficial owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person’s affiliates until such tendered securities are accepted for purchase or exchange thereunder, or (B) any securities if such beneficial ownership (i) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and (ii) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act);

(2) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the Company’s Voting Stock outstanding immediately prior to such transaction constitutes, or is converted into or exchanged for, Voting Stock representing a majority of the voting power of the Voting Stock of the surviving Person (or its parent) immediately after giving effect to such transaction; or

(3) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of the Company’s Subsidiaries, taken as a whole, to one or more persons or groups (other than the Company’s or one of the Company’s direct or indirect Subsidiaries), provided that none of the circumstances in this clause (3) will be deemed a Change of Control if the persons that beneficially own the Company’s Voting Stock immediately prior to the transaction own, directly or indirectly, shares with a majority of the total voting power of all outstanding Voting Stock of the surviving or transferee person immediately following the transaction; or

(4) the adoption by the stockholders of the Company of a plan or proposal for the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned Subsidiary of a holding company, (2) the holders of a majority of the aggregate voting power of the Voting Stock of the Company, immediately prior to such transaction, hold securities of such holding company that represent, immediately after such transaction, at least a majority of the aggregate voting power of the Voting Stock of such holding company and (3) no “person” or “group” of related persons (other than such holding company) becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Company.

“Change of Control Triggering Event” means, with respect to a series of Notes, the occurrence of both a Change of Control and a Rating Event. Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Code” means the Internal Revenue Code of 1986, as amended.

“Clearstream” means Clearstream Banking S.A., or its successors.

“Consolidated Total Assets” means, as of any date of determination, the consolidated total assets of the Company and its Subsidiaries as of such date as set forth on the most recent balance sheet of the Company and its Subsidiaries, computed in accordance with GAAP.

“Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

“Default” means any event that is, or after notice or passage of time or both would be, an Event of Default.

“Depositary” means, with respect to the Notes issuable or issued in whole or in part in global form, The Depository Trust Company (“DTC”), and any and all successors thereto appointed as depositary by the Company.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“Euroclear” means Euroclear Bank S.A./N.V., or its successor, as operator of the Euroclear system.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Fitch” means Fitch Ratings Inc. and its successors.

“Funded Debt” means all Indebtedness having a maturity of more than 12 months from the date as of which determination is made or having a maturity of 12 months or less but by its terms being renewable or extendable beyond 12 months from such date at the option of the borrower.

“GAAP” means generally accepted accounting principles in the United States as in effect as of the Issue Date, including, without limitation, those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as is approved by a significant segment of the accounting profession. Unless otherwise specified, all ratios and computations, contained in the Indenture will be computed in conformity with GAAP.

“Global Note” means a Note that includes the information included in the form of Note, attached to this Supplemental Indenture as Exhibit A (for the 2027 Notes), Exhibit B (for the 2029 Notes) and Exhibit C (for the 2034 Notes), issued under the Indenture, that is deposited with or on behalf of and registered in the name of the Depositary or a nominee of the Depositary.

“Guarantee” means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person (1) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise); or (2) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term “Guarantee” will not include endorsements for collection or deposit in the ordinary course of business. The term “guarantee,” when used as a verb, has a correlative meaning.

“Holder” means a Person in whose name a Note is registered on the Registrar’s books.

“Incur” means issue, create, assume, Guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) will be deemed to be Incurred by such Subsidiary at the time it becomes a Subsidiary; and the terms “Incurred” and “Incurrence” have meanings correlative to the foregoing.

“Indebtedness” means with respect to any Person on any date of determination (without duplication): (1) the principal of and premium (if any) in respect of indebtedness of such Person for borrowed money; and (2) the principal of and premium (if any) in respect of obligations of such Person evidenced by bonds, debentures, notes or other similar instruments. For avoidance of doubt, (a) obligations in respect of hedging transactions and cash management obligations, (b) accrued payables and trade credit and (c) obligations in respect of taxes shall not be Indebtedness.

“Indirect Participant” means an entity that, with respect to DTC, clears through or maintains a direct or indirect custodial relationship with a Participant.

“Issue Date” means September 10, 2024.

“interest” with respect to the Notes means interest with respect thereto.

“Investment Grade” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s Investors Service, Inc., BBB- (or the equivalent) by Standard & Poor’s Ratings Group, Inc. and BBB- (or the equivalent) by Fitch Ratings, Inc., or any other equivalent rating by any Rating Agency, in each case, with a stable or better outlook.

“Lien” means, with respect to any asset, any mortgage, lien (statutory or otherwise), pledge, hypothecation, charge, security interest, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof or sale/leaseback, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction; provided that in no event shall an operating lease be deemed to constitute a Lien.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Officer” means the Chair of the Board, the chief executive officer, the president, the chief financial officer, any executive vice president, senior vice president or vice president, the treasurer or the secretary or assistant secretary of the Company or, in the event that the Company is a partnership or a limited liability company that has no such officers, a person duly authorized under applicable law by the general partner, managers, members or a similar body to act on behalf of the Company.

“Officer’s Certificate” means a certificate signed by an Officer of the Company that meets the requirements set forth in the Indenture.

“Opinion of Counsel” means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company.

“Participant” means, with respect to the Depositary, Euroclear or Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to The Depository Trust Company, shall include Euroclear and Clearstream).

“Paying Agent” means, until otherwise designated, the Trustee.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“Principal Property” means any land (together with improvements thereto and buildings erected thereon), or building and fixtures comprising a part thereof, in each case, owned or leased by the Company or any Restricted Subsidiary and located in the United States, the gross book value (after deduction of any reserve for depreciation) of which on the date as of which the determination is being made is an amount which exceeds 2.0% of Consolidated Total Assets, other than any such land, building, structure or other facility or portion thereof which, in the opinion of the Board of Directors, is not of material importance to the total business conducted by the Company and its Subsidiaries, considered as one enterprise; provided further, that the land, improvements, building, structure and fixtures comprising the Company’s campus in San Jose, California shall be considered as a whole for the purpose of this definition and any successor campus would be similarly treated.

“Property” means any property or asset, whether real, personal or mixed, or tangible or intangible, including shares of capital stock.

“Rating Agency” means each of Standard & Poor’s Ratings Group, Inc., Moody’s Investors Service, Inc. or Fitch Ratings, Inc. or, if Standard & Poor’s Ratings Group, Inc., Moody’s Investors Service, Inc. or Fitch Ratings, Inc. or any of them shall not make a rating on the Notes publicly available, a nationally recognized statistical rating agency or agencies, as the case may be, selected by the Company (as certified by a resolution of the Board of Directors) which shall be substituted for Standard & Poor’s Ratings Group, Inc., Moody’s Investors Service, Inc. or Fitch Ratings, Inc., as the case may be.

“Ratings Event” means, with respect to a series of Notes, that the rating of such Notes is lowered by two of the three Rating Agencies (if such Notes at such time are rated by three Rating Agencies) or by both Rating Agencies (if such Notes at such time are rated by two Rating Agencies) and such Notes cease to be rated Investment Grade by at least two of the three Rating Agencies (if such Notes at such time are rated by three Rating Agencies) or by both Rating Agencies (if such Notes at such time are rated by two Rating Agencies), on any day during the period (the “Trigger Period”) commencing on the earlier of (a) the first public notice of the occurrence of a Change of Control or (b) the public announcement by us of our intention to effect a Change of Control, and ending 60 days after consummation of such Change of Control (which period will be extended for as long as the rating of the Notes of such series is under publicly announced consideration for possible downgrade by at least two of the three Rating Agencies (if such Notes at such time are rated by three Rating Agencies) or by both Rating Agencies (if such Notes at such time are rated by two Rating Agencies)); provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Rating Events for purposes of the definition of Change of Control Triggering Event), if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its or the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“Restricted Subsidiary” means any Subsidiary which, at the time of determination, owns or is a lessee pursuant to a capital lease of any Principal Property.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“Sale and Leaseback Transaction” means an arrangement relating to property now owned or hereafter acquired whereby the Company or a Subsidiary transfers such property to a Person (other than the Company or any of its Subsidiaries) and the Company or a Subsidiary leases it from such Person.

“SEC” means the U.S. Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of the Indenture the SEC is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Significant Subsidiary” means any Subsidiary that would be a “Significant Subsidiary” of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the SEC.

“Subordinated Obligation” means any Indebtedness of the Company (whether outstanding on the Issue Date or thereafter Incurred) that is subordinated or junior in right of payment to the Notes pursuant to its terms.

“Subsidiary” of any Person means (1) any corporation, association or other business entity (other than a partnership, joint venture, limited liability company or similar entity) of which more than 50% of the total ordinary voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof (or Persons performing similar functions) or (2) any partnership, joint venture limited liability company or similar entity of which more than 50% of the capital accounts, distribution rights, total equity and voting interests or general or limited partnership interests, as applicable, is, in the case of clauses (1) and (2), at the time owned or controlled, directly or indirectly, by (a) such Person, (b) such Person and one or more Subsidiaries of such Person or (c) one or more Subsidiaries of such Person. Unless otherwise specified herein, each reference to a Subsidiary will refer to a Subsidiary of the Company.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities - Treasury constant maturities - Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Applicable End Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields - one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life - and shall interpolate to the Applicable End Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Applicable End Date, as applicable. If there is no United States Treasury security maturing on the Applicable End Date but there are two or more United States Treasury securities with a maturity date equally distant from the Applicable End Date, one with a maturity date preceding the Applicable End Date and one with a maturity date following the Applicable End Date, the Company shall select the United States Treasury security with a maturity date preceding the Applicable End Date. If there are two or more United States Treasury securities maturing on the Applicable End Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Trust Indenture Act” or “TIA” means the Trust Indenture Act of 1939, as amended.

“Voting Stock” of a Person means all classes of Capital Stock of such Person then outstanding and normally entitled to vote in the election of directors, managers or trustees, as applicable, of such Person.

ARTICLE III

The covenants set forth in this Article III shall apply to the Notes. Except as otherwise expressly provided below, the covenants set forth in the Base Indenture are in all respects ratified and confirmed and shall remain in full force and effect.

Section 3.01 Change of Control Triggering Event.

(a) If a Change of Control Triggering Event occurs with respect to a series of Notes, unless the Company has exercised its right to redeem all of such Notes pursuant to Section 1.04 of this Supplemental Indenture, the Company shall be required to make an offer to each Holder of such Notes to purchase such Notes (the “Change of Control Offer”) at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase (the “Change of Control Payment”), subject to the right of Holders of record on the applicable record date to receive any interest due on the Change of Control Payment Date (as defined below).

(b) Within 30 days following the date upon which any Change of Control Triggering Event has occurred or, at the Company’s option, prior to any Change of Control, but after the public announcement of the transaction that constitutes or may constitute the Change of Control, unless the Company has exercised its right to redeem all of the Notes pursuant to Section 1.04 of this Supplemental Indenture, the Company will send or deliver electronically a notice of such Change of Control Offer to each Holder or otherwise deliver notice in accordance with the Applicable Procedures of the Depositary, with a copy to the Trustee, stating, among other things, the purchase date (which must be no earlier than 30 days nor later than 60 days from the date such notice is mailed or delivered electronically (or, in the case of a notice mailed or delivered electronically prior to the date of consummation of a Change of Control, no earlier than the date of the occurrence of the Change of Control), other than as may be required by law (the “Change of Control Payment Date”). The notice, if mailed or delivered electronically prior to the date of consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date.

(c) On the Change of Control Payment Date, the Company shall, to the extent lawful:

(i) accept for payment all Notes or portions of Notes (in integral multiples of $1,000) properly tendered pursuant to the Change of Control Offer, provided that if, following repurchase of a portion of a Note, the remaining principal amount of such Note outstanding immediately after such repurchase would be less than $2,000, then the portion of such Note so repurchased shall be reduced so that the remaining principal amount of such Note outstanding immediately after such repurchase is $2,000;

(ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of notes so tendered; and

(iii) deliver or cause to be delivered to the Trustee for cancellation the Notes so accepted together with an Officer’s Certificate stating the aggregate principal amount of each series of Notes or portions of such Notes being purchased by the Company in accordance with the terms of this covenant.

(d) The Paying Agent will promptly mail (or otherwise deliver in accordance with the applicable procedures of DTC) to each Holder of Notes so tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or otherwise deliver in accordance with the applicable procedures of DTC) (or cause to be transferred by book entry) to each Holder a new Note (it being understood that, notwithstanding anything in the Indenture to the contrary, no Opinion of Counsel or Officer’s Certificate will be required for the Trustee to authenticate and mail or deliver such new Note) equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each such new Note will be in a principal amount of $2,000 or integral multiples of $1,000 in excess thereof.

(e) If the Change of Control Payment Date is on or after an interest record date and on or before the related interest payment date, any accrued and unpaid interest to the Change of Control Payment Date will be paid on the Change of Control Payment Date to the Person in whose name a Note is registered at the close of business on such record date.

(f) The Company will not be required to make a Change of Control Offer if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company hereunder and such third party purchases all Notes properly tendered and not withdrawn under its offer in accordance with such requirements. In addition, the Company will not purchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the change of control payment upon a Change of Control Triggering Event.

(g) If Holders of not less than 90% in aggregate principal amount of outstanding Notes of such series validly tender and do not withdraw such notes in a Change of Control Offer and the Company, or any third party making a Change of Control Offer in lieu of the Company, as described above, purchases all of the Notes of such series validly tendered and not withdrawn by such Holders, all of the Holders will be deemed to have consented to such Change of Control Offer and, accordingly, the Company will have the right, upon not less than 10 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes of such series that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption (subject to the right of Holders of record on a record date to receive interest on the relevant interest payment date).

(h) The Company shall comply, to the extent applicable, with the requirements the Exchange Act and any other securities laws or regulations thereunder to the extent those laws and regulations are applicable in connection with the purchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict; rather, the Company will be deemed to comply with its obligation to repurchase the Notes upon a Change of Control Triggering Event in accordance with the Indenture, modified as necessary by the Company in good faith to permit compliance with such law or regulation.

Section 3.02 Limitations on Liens.

(a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to create, Incur, assume or suffer to exist any Lien upon any Principal Property or Capital Stock of Restricted Subsidiaries, whether owned on the Issue Date or acquired after that date, which Lien is securing any Indebtedness, unless prior to or contemporaneously with the Incurrence of such Liens, the Notes (together with, at the option of the Company, any other Indebtedness or Guarantees of the Company or any of its Restricted Subsidiaries ranking equally in right of payment with the Notes or such Guarantee) are equally and ratably secured with, or, at the option of the Company, prior to, such secured Indebtedness. Any Lien created for the benefit of Holders pursuant to this covenant shall be automatically and unconditionally released and discharged upon the release and discharge of each of the related Liens described above.

The foregoing restriction shall not apply to, and there shall be excluded from Indebtedness (or any Guarantee thereof) in any computation under such restriction, Indebtedness (or any Guarantee thereof) secured by:

(1) Liens on any property or assets existing at the time of the acquisition thereof;

(2) Liens granted following the Issue Date, created in favor of the Holders of the Notes or other series of Notes under the Indenture;

(3) Liens on property or assets of a Person (and its subsidiaries) existing at the time such Person is acquired or merged with or into or consolidated with the Company or a Subsidiary of the Company or at the time of a sale, lease or other disposition of the properties or assets of such Person (or a division thereof) as an entirety or substantially as an entirety to the Company or a Subsidiary of the Company; provided that any such Lien does not extend to any property or assets owned by the Company or any Subsidiary of the Company immediately prior to such merger, consolidation, sale, lease or disposition;

(4) Liens in favor of the Company or a Subsidiary of the Company;

(5) Liens (other than Liens imposed under ERISA) for taxes, assessments or governmental charges or levies not yet delinquent or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(6) landlord’s, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than forty-five days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person;

(7) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;

(8) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(9) Liens securing judgments (or appeal or other surety bonds relating to such judgments) not constituting an Event of Default under Section 5.01 of this Supplemental Indenture;

(10) Liens securing purchase money indebtedness (including obligations in respect of capital leases and Synthetic Lease Obligations) incurred following the Issue Date issued to finance the purchase of fixed assets, and renewals, refinancings and extensions thereof; provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, together with any accessions thereof; and (ii) such Liens attach to such property concurrently with or within 270 days after the later of (a) the completion of the acquisition, construction, development or improvement of such property or assets or (b) the placing in operation of such property or assets;

(11) (i) normal and customary rights of setoff upon, and banker’s liens granted in respect of, deposits of cash in favor of banks or other depository institutions, and (ii) customary Liens granted in the ordinary course of business in connection with any banking services agreement; provided that no Liens granted in connection with a banking services agreement shall extend to specific cash collateral pledged by the Company or any Subsidiary to support such banking services agreement;

(12) Liens on assets of foreign Subsidiaries that do not secure Indebtedness;

(13) Liens on cash and cash equivalents arising in connection with the defeasance, discharge or redemption of Indebtedness;

(14) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(15) Liens arising by operation of law in favor of issuers of letters of credit in the documents presented under a letter of credit;

(16) Liens in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision thereof, to secure partial, progress, advance or other payments; and

(17) Liens securing Indebtedness which are incurred to extend, renew or refinance Indebtedness which is secured by Liens permitted to be incurred under the Indenture so long as such Liens are limited to all or part of substantially the same Principal Property which secured the Liens extended, renewed or replaced and the amount of Indebtedness secured is not increased (other than by the amount equal to any costs and expenses (including any premium, fees or penalties)) incurred in connection with any extension, renewal or refinancing.

(b) Notwithstanding the restrictions described above, the Company and its Restricted Subsidiaries may create, Incur or assume Liens in addition to those permitted by the preceding Section 3.02(a), and renew, extend or replace those Liens, provided that at the time of and after giving effect to the creation, incurrence, assumption, renewal, extension or replacement, Aggregate Debt would not exceed the greater of (x) $500.0 million and (y) 15% of Consolidated Total Assets.

Section 3.03 Limitation on Sale and Lease-Back Transactions.

(a) The Company will not, and will not permit any Restricted Subsidiary of the Company to, enter into any Sale and Leaseback Transaction with respect to any Principal Property unless:

(1) the Sale and Leaseback Transaction is solely with the Company or another Subsidiary of the Company;

(2) the lease is for a period not in excess of 36 months (or which may be terminated by the Company or such Restricted Subsidiary), including renewals;

(3) the Company or such Restricted Subsidiary would (at the time of entering into such arrangement) be entitled as described in clauses (1)-(17) of Section 3.02(a) of this Supplemental Indenture above without equally and ratably securing the notes then outstanding under the Indenture, to create, Incur, issue, assume or Guarantee Indebtedness secured by a Lien on such property or assets in the amount of the Attributable Debt arising from such Sale and Leaseback Transaction; or

(4) the Company or such Restricted Subsidiary within 270 days after the sale of such property or assets in connection with such Sale and Leaseback Transaction is completed, applies an amount equal to the net proceeds of the sale of such property or assets to (i) the retirement of Notes, other Funded Debt of the Company ranking on a parity with the Notes or Funded Debt of a Subsidiary of the Company or (ii) the purchase of additional property or assets.

(b) Notwithstanding Section 3.03(a) hereof, the Company and its Restricted Subsidiaries may enter into any Sale and Leaseback Transaction which would otherwise be subject to the restrictions of Section 3.03(a) hereof if after giving effect thereto and at the time of determination, Aggregate Debt does not exceed the greater of (x) $500.0 million and (y) 15% of Consolidated Total Assets.

Section 3.04 Merger, Consolidation and Sale of Assets.

(a) The Company shall not consolidate with or merge with or into or wind up into, or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets (in one or more related transactions), to any Person unless:

(i) the resulting, surviving or transferee Person (the “Successor Company”) is a corporation, partnership, trust or other entity organized and validly existing under the laws of the United States of America, any state or territory thereof or the District of Columbia, and, if such entity is not a corporation, a co-obligor of the notes is a corporation organized or existing under such laws;

(ii) the Successor Company (if other than the Company) expressly assumes all of the obligations of the Company under the Notes and the Indenture pursuant to a supplemental indenture, executed and delivered to the Trustee;

(iii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

(iv) the Company shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel each stating that such transaction and any supplemental indenture executed in connection therewith comply with the Indenture.

(b) Subject to certain limitations described below, the Successor Company will succeed to, and be substituted for, the Company under the Indenture and the Notes. Notwithstanding the preceding clause (a) of this Section 3.04,

(i) any Subsidiary of the Company may consolidate with, merge with or into or transfer all or part of its properties and assets to the Company or any other Subsidiary of the Company; and

(ii) the Company may merge with an Affiliate of the Company solely for the purpose of reincorporating or forming the Company in another state or territory of the United States or the District of Columbia, so long as the amount of Indebtedness of the Company and its Subsidiaries is not increased thereby.

(c) Upon any consolidation, merger, winding up, sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the assets of the Company in accordance with this covenant, the Successor Company will succeed to, and be substituted for, and may exercise every right and power of, the Company under the Indenture and the Notes with the same effect as if such Successor Company had been named as the Company therein and thereafter the Company shall be relieved of all obligations and covenants under the Indenture and the notes; provided that, in the case of a lease of all or substantially all its assets, the Company will not be released from the obligation to pay the principal of and interest on the notes.

Section 3.05 Reports. So long as the Notes are outstanding, at any time that the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company covenants to furnish to the Trustee and make available on the Company’s website copies of such annual and quarterly reports and such information, documents and other reports as are required under Sections 13 and 15(d) of the Exchange Act and applicable to the Company within 15 days after the date such information, documents or other reports were filed with the SEC. Reports, information and documents filed with the SEC via the EDGAR system (or any successor electronic delivery procedure) will be deemed to be delivered to the Trustee and transmitted to the Holders as of the time of such filing via EDGAR (or any successor electronic delivery procedure). Notwithstanding the foregoing, the Company will not be deemed to have failed to comply with any of its obligations under this section until 30 days after the date any information, document or other report hereunder is due. Delivery of reports, information and documents to the Trustee under this section is for informational purposes only and the Trustee’s receipt of the foregoing shall not constitute constructive or actual notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of the covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates).

Section 3.06 Applicability of Covenants Contained in the Indenture. Each of the agreements and covenants of the Company contained in Article IV of the Indenture shall apply to the Notes.

ARTICLE IV

Section 4.01 A Holder may transfer or exchange Notes only in accordance with the Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents. No service charge shall be made for any registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

ARTICLE V

Section 5.01 Events of Default. Section 6.1 of the Base Indenture is replaced, solely with respect to the Notes, in its entirety by this Section 5.01.

Each of the following events shall be an “Event of Default” under the Notes of each series:

(1) default in the payment of principal or premium, if any, on any Note of such series when due at its stated maturity, upon acceleration, redemption as set forth under Section 1.04 hereof, mandatory repurchase, upon declaration or otherwise;

(2) default in any payment of interest on any Note of such series when due and payable, and such default continues for a period of 30 days (unless the entire amount of the payment is deposited by the Company with the Trustee or with a paying agent prior to the expiration of the 30-day period);

(3) failure by the Company to comply with its agreements contained in the Indenture (other than those referenced in clauses (1) and (2) above) and such failure continues for 90 days after written notice as provided below;

(4) the Company or a Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

(i) commences a voluntary case,

(ii) consents to the entry of an order for relief against it in an involuntary case,

(iii) consents to the appointment of a Custodian of it or for all or substantially all of its property,

(iv) makes a general assignment for the benefit of its creditors, or

(v) generally is unable to pay its debts as the same become due; and

(5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(i) is for relief against the Company or a Significant Subsidiary in an involuntary case,

(ii) appoints a Custodian of the Company or a Significant Subsidiary or for all or substantially all of their property, or

(iii) orders the liquidation of the Company or a Significant Subsidiary,

and the order or decree remains unstayed and in effect for 50 days.

If an Event of Default with respect to Notes of any series at the time outstanding (other than an Event of Default described in clauses (4) or (5) above with respect to the Company) occurs and is continuing, the Trustee by written notice to the Company, specifying the Event of Default, or the Holders of at least 25% in principal amount of the then outstanding Notes of such series by written notice to the Company and the Trustee, may, declare the entire principal, premium, if any, and interest accrued thereon, if any, on all the Notes of such series to be due and payable. Upon such a declaration, such principal, premium, if any, and accrued and unpaid interest, if any, will be due and payable immediately. If an Event of Default described in clause

(4) above occurs with respect to the Company and is continuing, the principal, premium, if any, and interest accrued thereon, if any, on all the Notes will become due and payable immediately without any notice or other action by any Holder or the Trustee. At any time after a declaration or acceleration with respect to a series of Notes has been made but before judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of a majority in principal amount of the Notes of such series may rescind and annul the acceleration if all Events of Default, other than the non-payment of accelerated principal and interest, if any, with respect to Notes of such series, have been cured or waived as provided in the Indenture. For the avoidance of doubt, the consent of the Holders of 100% in principal amount of the Notes of such series is required to annul an acceleration due to the failure to pay principal or interest.

Except to enforce the right to receive payment of principal, premium, if any, or interest when due, no Holder may pursue any remedy with respect the Indenture the Notes unless:

(1) such Holder has previously given the Trustee written notice that an Event of Default is continuing;

(2) the Holders of at least 25% in aggregate principal amount of the then outstanding Notes of such series have made a written request to the Trustee to pursue the remedy;

(3) such Holders have offered the Trustee, and if requested, provided, indemnity satisfactory to the Trustee against any loss, costs, liabilities or expenses to be incurred in compliance with such request;

(4) the Trustee has not complied with such request within 60 days after the receipt of the request and the offer of indemnity; and

(5) within such 60-day period, the Holders of a majority in aggregate principal amount of the then outstanding Notes of such series have not given the Trustee a direction that is inconsistent with such request.

Subject to certain restrictions, the Holders of a majority in aggregate principal amount of the outstanding Notes of each series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee.

Subject to the provisions of the Indenture relating to the duties of the Trustee, if an Event of Default occurs and is continuing, the Trustee will be under no obligation to exercise any of the rights or powers under the Indenture and the Notes at the request or direction of any of the Holders unless such Holders have offered to the Trustee, and if requested, provided, indemnity or security satisfactory to it against any costs, liabilities or expense.

ARTICLE VI

Section 6.01 For the avoidance of doubt, the provisions of Article VIII of the Base Indenture (Satisfaction and Discharge; Defeasance) will apply to the Notes of each series. Provided, that, the exceptions set forth in 8.3(a) of the Base Indenture shall also include (i) the rights of Holders to receive principal, premium, if any, interest, and the redemption price when due; (ii) the Company’s obligation to register the transfer or exchange of Notes of such series; and (iii) the Company’s obligation to replace mutilated, destroyed, lost or stolen Notes of such series.

ARTICLE VII

Section 7.01 Section 9.1 of the Base Indenture shall, with respect the Notes, be replaced in its entirety with the following:

“The Company and the Trustee may amend or supplement this Indenture or the Securities of one or more Series without the consent of any Holder of the Notes to:

(1) cure any ambiguity, omission, defect or inconsistency;

(2) comply with the covenant described above under Article V;

(3) provide for uncertificated Notes in addition to or in place of certificated Notes; provided that the uncertificated Notes are issued in registered form for purposes of Section 163(f) of the Code;

(4) to comply with the rules of any applicable depositary;

(5) to add Guarantees with respect to any or all series of Notes or to secure the Notes;

(6) add covenants of the Company and its Subsidiaries or Events of Default for the benefit of Holders of any or all series of Notes or to make changes that would provide additional rights to the Holders of any or all series of Notes or to surrender any right or power conferred upon the Company;

(7) make any change that does not adversely affect the legal rights under this Indenture or the Notes of any Holder in any material respect, including any changes that only apply to other series of debt securities;

(8) comply with any requirement of the SEC in connection with any required qualification of this Indenture under the Trust Indenture Act;

(9) evidence and provide for the acceptance of an appointment under the Indenture of a successor trustee and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts under the Indenture by more than one Trustee; provided that the successor trustee is otherwise qualified and eligible to act as such under the terms of the Indenture;

(10) make any amendment to the provisions of this Indenture relating to the transfer and legending of Notes as permitted by the Indenture, including, without limitation, to facilitate the issuance and administration of the Notes; provided, however, that (a) compliance with the Indenture as so amended would not result in Notes being transferred in violation of the Securities Act or any applicable securities law and (b) such amendment does not materially and adversely affect the rights of Holders to transfer Notes;

(11) establish additional series of notes as permitted by this Indenture;

(12) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall not become effective with respect to any outstanding Notes created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

(13) conform the text of this Indenture or the terms of the Notes to any provision of the “Description of Notes” of the final prospectus supplement as filed with the SEC that provides for the offering of the Notes.

Section 7.02 Section 9.3 of the Base Indenture shall, with respect the Notes, be replaced in its entirety with the following:

“(a) Except as provided in Section 9.1 and 9.2, the Indenture and the Notes may be amended or supplemented with respect to any series of Notes with the consent of the Holders of a majority in principal amount of the Notes of such series then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes) and, subject to certain exceptions, any past default or compliance with any provisions with respect to a series of Notes may be waived with the consent of the Holders of a majority in principal amount of the Notes of such series then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes). However, without the consent of each affected Holder, no amendment, supplement or waiver may (with respect to any Notes held by a non-consenting Holder), among other things:

(1) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver;

(2) reduce the stated rate of interest or extend the stated time for payment of interest on any Note;

(3) reduce the principal of or extend the stated maturity of any Note;

(4) waive a Default or Event of Default in the payment of principal of, premium, if any, or interest on the Notes of such series (except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the then outstanding Notes of such series with respect to a nonpayment default and a waiver of the payment default that resulted from such acceleration);

(5) reduce the premium payable upon the redemption of any Note or change the time at which any note may be redeemed pursuant to an Optional Redemption under Section 1.03 of the Supplemental Indenture or, following the occurrence of a Change of Control Trigger Event, reduce the premium payable upon repurchase of any Note or change the time at which any note must be repurchased as described above under Section 3.01 of the Supplemental Indenture;

(6) make any note payable in a currency other than that stated in the Note;

(7) impair the right of any Holder to receive payment of principal, premium, if any, or interest on such Holder’s Notes on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder’s Notes; or

(8) make any change in the amendment or waiver provisions which require each Holder’s consent.

(b) For the avoidance of doubt, a supplemental indenture that changes or eliminates any covenant, event of default or other provision of the Indenture that has been expressly included solely for the benefit of one or more particular series of Notes or other debt securities, if any, or which modifies the rights of the holders of debt securities of such series with respect to such covenant, event of default or other provision, shall be deemed not to affect the rights under the Indenture of the holders of debt securities of any other series.

(c) The consent of the Holders is not necessary under the Indenture to approve the particular form of any proposed amendment, supplement or waiver. It is sufficient if such consent approves the substance of the proposed amendment, supplement or waiver. A consent to any amendment, supplement or waiver under the Indenture by any Holder given in connection with a tender of such Holder’s Notes will not be rendered invalid by such tender.”

ARTICLE VIII

Section 8.01 Except as specifically modified herein, the Base Indenture is in all respects ratified and confirmed and shall remain in full force and effect in accordance with its terms.

Section 8.02 Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed or shall be construed to be assumed by the Trustee by reason of this Supplemental Indenture. This Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect to this Supplemental Indenture.

Section 8.03 The Trustee shall not be responsible in any manner whatsoever for or in respect of the recitals contained herein, all of which recitals are made solely by the Company. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

Section 8.04 THIS SUPPLEMENTAL INDENTURE, THE NOTES AND THE INDENTURE AS IT RELATES TO THE NOTES, INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE INDENTURE AS IT RELATES TO THE NOTES, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH OF THE COMPANY, THE TRUSTEE, THE PAYING AGENT AND THE REGISTRAR HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE GENERAL JURISDICTION OF ANY

NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE AND THE SECURITIES, AND IRREVOCABLY ACCEPTS FOR ITSELF AND (IN THE CASE OF THE COMPANY) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE COMPANY, THE TRUSTEE, THE PAYING AGENT AND THE REGISTRAR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. FOR PURPOSES OF THE NOTES, SECTION 10.10 OF THE BASE INDENTURE IS HEREBY SUPPLEMENTED BY, AND WHERE INCONSISTENT REPLACED BY, THIS SECTION 8.04.

Section 8.05 EACH OF THE COMPANY, THE TRUSTEE, THE PAYING AGENT AND THE REGISTRAR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY

Section 8.06 This Supplemental Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. The words “execution,” “signed,” “signature,” and words of like import in this Supplemental Indenture shall include images of manually executed signatures transmitted by facsimile, email or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. Without limitation to the foregoing, and anything in this Supplemental Indenture to the contrary notwithstanding, (a) any Officer’s Certificate, Authentication Order, Opinion of Counsel, Company Order, Note, instrument, agreement or other document delivered pursuant to this Supplemental Indenture may be executed, attested and transmitted by any of the foregoing electronic means and formats, (b) all references in Section 2.3 of the Base Indenture or elsewhere in the Base Indenture to the execution of any Note by means of a manual or facsimile signature shall be deemed to include signatures that are made or transmitted by any of the foregoing electronic means or formats, and (c) any requirement in the Base Indenture that any signature be made under a corporate seal (or facsimile thereof) shall not be applicable to the Notes. The Company assumes all risks arising out of the use of electronic signatures and electronic methods to send communications to the Trustee, including without limitation the risk of the Trustee acting on an unauthorized communication, and the risk of interception or misuse by third parties.

Section 8.07 All capitalized terms used in this Supplemental Indenture which are not otherwise defined herein, shall have the respective meanings specified in the Base Indenture, unless the context otherwise requires.

Section 8.08 The Notes may be issued in whole or in part in the form of one or more Global Notes, registered in the name of Cede & Co., as nominee of DTC.

Section 8.09 The Trustee makes no representation or warranty as to the validity or sufficiency of this Supplemental Indenture.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first written above.

Company:

CADENCE DESIGN SYSTEMS, INC.

By:	/s/ John M. Wall
Name:	John M. Wall
Title:	Senior Vice President and Chief Financial Officer

[Signature Page of Supplemental Indenture]

Trustee:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Bradley E. Scarbrough
Name:	Bradley E. Scarbrough
Title:	Vice President

[Signature Page of Supplemental Indenture]

Exhibit A

FORM OF NOTES DUE 2027

[FACE OF NOTE]

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 4.01 OF THE SUPPLEMENTAL INDENTURE, (2) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.12 OF THE BASE INDENTURE AND (3) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

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No.____	$_________

CUSIP: 127387 AM0

ISIN: US127387AM08

CADENCE DESIGN SYSTEMS, INC.

4.200% Senior Notes due 2027

CADENCE DESIGN SYSTEMS, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of on September 10, 2027.

Interest Payment Dates: March 10 and September 10 (each, an “Interest Payment Date”), commencing on March 10, 2025.

Interest Record Dates: March 1 and September 1 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

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IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually, electronically or by facsimile by its duly authorized officer.

CADENCE DESIGN SYSTEMS, INC.

By:
Name:
Title:

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: September 10, 2024

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

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[REVERSE OF NOTE]

CADENCE DESIGN SYSTEMS, INC.

4.200% Senior Notes due 2027

1. Interest.

CADENCE DESIGN SYSTEMS, INC. (the “Issuer” or the “Company”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from September 10, 2024. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing on March 10, 2025. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2. Paying Agent.

Initially, U.S. Bank Trust Company, National Association, as trustee (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the Holders.

3. Indenture; Defined Terms.

This Note is one of the 4.200% Notes due 2027 (the “Notes”) issued under an indenture dated as of September 10, 2024 (the “Base Indenture”) by and between the Issuer and the Trustee, and established pursuant to a First Supplemental Indenture dated September 10, 2024, issued pursuant to Section 2.1 and Section 2.2 thereof (together, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

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4. Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in minimum denominations of $2,000 and integral multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

5. Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities of any Series (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note in any material respect.

6. Redemption.

Prior to the maturity date, the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) calculated by the Issuer equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 10 basis points, less (b) interest accrued to the date of redemption; and

(ii) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

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The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the maturity date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the maturity date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the maturity date, as applicable. If there is no United States Treasury security maturing on the maturity date but there are two or more United States Treasury securities with a maturity date equally distant from the maturity date, one with a maturity date preceding the maturity date and one with a maturity date following the maturity date, the Issuer shall select the United States Treasury security with a maturity date preceding the maturity date. If there are two or more United States Treasury securities maturing on the maturity date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

7. Change of Control Triggering Event.

If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its right to redeem all of the Notes as described above, the Company will make an offer to each Holder of the Notes to purchase such Notes (the “Change of Control Offer”) at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase (the “Change of Control Payment”), subject to the right of Holders of record on the applicable record date to receive any interest due on the Change of Control Payment Date (as defined below).

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Within 30 days following the date upon which any Change of Control Triggering Event has occurred or, at the Company’s option, prior to any Change of Control, but after the public announcement of the transaction that constitutes or may constitute the Change of Control, unless the Company has exercised its right to redeem all of the Notes as described above, the Company will send or deliver electronically a notice of such Change of Control Offer to each Holder or otherwise deliver notice in accordance with the applicable procedures of the Depositary, with a copy to the Trustee, stating, among other things, the purchase date (which must be no earlier than 30 days nor later than 60 days from the date such notice is mailed or delivered electronically (or, in the case of a notice mailed or delivered electronically prior to the date of consummation of a Change of Control, no earlier than the date of the occurrence of the Change of Control), other than as may be required by law (the “Change of Control Payment Date”). The notice, if mailed or delivered electronically prior to the date of consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company will, to the extent lawful:

(1) accept for payment all Notes or portions of Notes (in integral multiples of $1,000) properly tendered pursuant to the Change of Control Offer, provided that if, following repurchase of a portion of a Note, the remaining principal amount of such Note outstanding immediately after such repurchase would be less than $2,000, then the portion of such Note so repurchased shall be reduced so that the remaining principal amount of such Note outstanding immediately after such repurchase is $2,000;

(2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes so tendered; and

(3) deliver or cause to be delivered to the Trustee for cancellation the Notes so accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased by the Company in accordance with the terms of this covenant.

The Paying Agent will promptly mail (or otherwise deliver in accordance with the applicable procedures of DTC) to each Holder of Notes so tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or otherwise deliver in accordance with the applicable procedures of DTC) (or cause to be transferred by book entry) to each Holder a new Note (it being understood that, notwithstanding anything in the Indenture to the contrary, no Opinion of Counsel or Officer’s Certificate will be required for the Trustee to authenticate and mail or deliver such new Note) equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each such new Note will be in a principal amount of $2,000 or integral multiples of $1,000 in excess thereof.

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If the Change of Control Payment Date is on or after an interest record date and on or before the related interest payment date, any accrued and unpaid interest to the Change of Control Payment Date will be paid on the Change of Control Payment Date to the Person in whose name a Note is registered at the close of business on such record date.

The Change of Control Triggering Event provisions described above will be applicable whether or not any other provisions of the Indenture are applicable. Except as described above with respect to a Change of Control Triggering Event, the Indenture does not contain provisions that permit the Holders to require that the Company repurchase or redeem the Notes in the event of a takeover, recapitalization or similar transaction.

The Company shall comply, to the extent applicable, with the requirements of Rule 14(e)-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and any other securities laws or regulations in connection with the purchase of Notes pursuant to a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the terms described in the Notes, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations by virtue thereof; rather, the Company shall be deemed to be in compliance with those obligations if it complies with its obligation to repurchase Notes upon a Change of Control Triggering Event in accordance with the Indenture, modified as necessary by the Company in good faith to permit compliance with any such law or regulation.

Holders of Notes electing to have Notes purchased pursuant to a Change of Control Offer will be required to surrender their Notes, with the form entitled “Purchase Exercise Notice Upon a Change of Control Triggering Event” on the reverse of the Note completed, to the paying agent at the address specified in the notice, or transfer their Notes to the paying agent by book-entry transfer pursuant to the applicable procedures of DTC, prior to the close of business on the third business day prior to the Change of Control Payment Date.

The Company will not be required to make a Change of Control Offer if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company hereunder and such third party purchases all Notes properly tendered and not withdrawn under its offer in accordance with such requirements.

In addition, the Company will not purchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the change of control payment upon a Change of Control Triggering Event.

If Holders of not less than 90% in aggregate principal amount of outstanding Notes validly tender and do not withdraw such Notes in a Change of Control Offer and the Company, or any third party making a Change of Control Offer in lieu of the Company, as described above, purchases all of the Notes validly tendered and not withdrawn by such Holders, all of the Holders will be deemed to have consented to such Change of Control Offer and, accordingly, the Company will have the right, upon not less than 10 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption (subject to the right of Holders of record on a record date to receive interest on the relevant interest payment date)

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The definition of Change of Control includes a phrase relating to the sale, lease, transfer, conveyance or other disposition of “all or substantially all” of the Company’s assets and the assets of its subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, the ability of a Holder of Notes to require the Company to purchase its Notes as a result of a sale, lease, transfer, conveyance or other disposition of less than all of the Company’s assets and the assets of its subsidiaries taken as a whole to another person may be uncertain.

For purposes of the Change of Control Offer provisions of the Notes, the following definitions are applicable:

“Change of Control” means the occurrence of any one of the following:

(1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as such term is used in Sections 13(d)(3) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of such plan) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Company on a fully diluted basis, measured by voting power rather than number of shares; provided, however, that a person shall not be deemed beneficial owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person’s affiliates until such tendered securities are accepted for purchase or exchange thereunder, or (B) any securities if such beneficial ownership (i) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and (ii) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act);

(2) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the Company’s Voting Stock outstanding immediately prior to such transaction constitutes, or is converted into or exchanged for, Voting Stock representing a majority of the voting power of the Voting Stock of the surviving Person (or its parent) immediately after giving effect to such transaction; or

(3) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of the Company’s Subsidiaries, taken as a whole, to one or more persons or groups (other than the Company’s or one of the Company’s direct or indirect Subsidiaries), provided that none of the circumstances in this clause (3) will be deemed a Change of Control if the persons that beneficially own the Company’s Voting Stock immediately prior to the transaction own, directly or indirectly, shares with a majority of the total voting power of all outstanding Voting Stock of the surviving or transferee person immediately following the transaction; or

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(4) the adoption by the stockholders of the Company of a plan or proposal for the liquidation or dissolution of the Company. Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned Subsidiary of a holding company, (2) the holders of a majority of the aggregate voting power of the Voting Stock of the Company, immediately prior to such transaction, hold securities of such holding company that represent, immediately after such transaction, at least a majority of the aggregate voting power of the Voting Stock of such holding company and (3) no “person” or “group” of related persons (other than such holding company) becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Company.

Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned Subsidiary of a holding company, (2) the holders of a majority of the aggregate voting power of the Voting Stock of the Company, immediately prior to such transaction, hold securities of such holding company that represent, immediately after such transaction, at least a majority of the aggregate voting power of the Voting Stock of such holding company and (3) no “person” or “group” of related persons (other than such holding company) becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event. Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Fitch” means Fitch Ratings Inc. and its successors.

“Investment Grade” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s Investors Service, Inc., BBB- (or the equivalent) by Standard & Poor’s Ratings Group, Inc. and BBB- (or the equivalent) by Fitch Ratings, Inc., or any other equivalent rating by any Rating Agency, in each case, with a stable or better outlook.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agency” means each of Standard & Poor’s Ratings Group, Inc., Moody’s Investors Service, Inc. or Fitch Ratings, Inc. or, if Standard & Poor’s Ratings Group, Inc., Moody’s Investors Service, Inc. or Fitch Ratings, Inc. or any of them shall not make a rating on the Notes publicly available, a nationally recognized statistical rating agency or agencies, as the case may be, selected by the Company (as certified by a resolution of the Board of Directors) which shall be substituted for Standard & Poor’s Ratings Group, Inc., Moody’s Investors Service, Inc. or Fitch Ratings, Inc., as the case may be.

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“Rating Event” means that the rating of the Notes is lowered by two of the three Rating Agencies (if the Notes at such time are rated by three Rating Agencies) or by both Rating Agencies (if the Notes at such time are rated by two Rating Agencies) and the Notes cease to be rated Investment Grade by at least two of the three Rating Agencies (if the Notes at such time are rated by three Rating Agencies) or by both Rating Agencies (if the Notes at such time are rated by two Rating Agencies), on any day during the period (the “Trigger Period”) commencing on the earlier of (a) the first public notice of the occurrence of a Change of Control or (b) the public announcement by us of our intention to effect a Change of Control, and ending 60 days after consummation of such Change of Control (which period will be extended for as long as the rating of the Notes is under publicly announced consideration for possible downgrade by at least two of the three Rating Agencies (if the Notes at such time are rated by three Rating Agencies) or by both Rating Agencies (if the Notes at such time are rated by two Rating Agencies)); provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Rating Events for purposes of the definition of Change of Control Triggering Event), if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its or the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“Voting Stock” of a Person means all classes of Capital Stock of such Person then outstanding and normally entitled to vote in the election of directors, managers or trustees, as applicable, of such Person.

8. Defaults and Remedies.

If an Event of Default (other than certain bankruptcy, insolvency or reorganization Events of Default of the Company or a Significant Subsidiary) occurs and is continuing, the Trustee by written notice to the Company, specifying the Event of Default, or the Holders of at least 25% in principal amount of the then outstanding Notes by written notice to the Company and the Trustee, may, declare the entire principal, premium, if any, and interest accrued thereon, if any, on all the Notes to be due and payable. Upon such a declaration, such principal, premium, if any, and accrued and unpaid interest, if any, will be due and payable immediately. If a bankruptcy, insolvency or reorganization Event of Default occurs with respect to the Company or a Significant Subsidiary and is continuing, the principal, premium, if any, and interest accrued thereon, if any, on all the Notes will become due and payable immediately without any notice or other action by any Holder or the Trustee.

Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

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9. Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

10. Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

11. CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

12. Governing Law.

The laws of the State of New York shall govern the Indenture and this Note thereof.

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ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

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SCHEDULE OF EXCHANGES OF NOTES*

The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

*	To be included in a Book-Entry Note.

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PURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL TRIGGERING EVENT

To: Cadence Design Systems, Inc.

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from Cadence Design Systems, Inc. (the “Issuer”) as to the occurrence of a Change of Control Triggering Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay, _______________ an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is a multiple of $1,000, provided that the remaining principal amount, if any, following such purchase shall be at least $2,000 or a multiple of $1,000 in excess thereof) below designated, to be purchased plus interest accrued to, but excluding, the purchase date, except as provided in the Indenture.

Dated:

Signature

Principal amount to be purchased (a multiple of $1,000):

Remaining principal amount following such purchase:

(zero or at least $2,000 or a multiple of $1,000 in excess thereof)

By:
Authorized Signatory

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Exhibit B

FORM OF NOTES DUE 2029

[FACE OF NOTE]

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 4.01 OF THE SUPPLEMENTAL INDENTURE, (2) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.12 OF THE BASE INDENTURE AND (3) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

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No.____	$_________

CUSIP: 127387 AN8

ISIN: US127387AN80

CADENCE DESIGN SYSTEMS, INC.

4.300% Senior Notes due 2029

CADENCE DESIGN SYSTEMS, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of on September 10, 2029.

Interest Payment Dates: March 10 and September 10 (each, an “Interest Payment Date”), commencing on March 10, 2025.

Interest Record Dates: March 1 and September 1 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

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IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually, electronically or by facsimile by its duly authorized officer.

CADENCE DESIGN SYSTEMS, INC.

By:
Name:
Title:

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: September 10, 2024

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

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[REVERSE OF NOTE]

CADENCE DESIGN SYSTEMS, INC.

4.300% Senior Notes due 2029

1. Interest.

CADENCE DESIGN SYSTEMS, INC. (the “Issuer” or the “Company”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from September 10, 2024. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing on March 10, 2025. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2. Paying Agent.

Initially, U.S. Bank Trust Company, National Association, as trustee (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the Holders.

3. Indenture; Defined Terms.

This Note is one of the 4.300% Notes due 2029 (the “Notes”) issued under an indenture dated as of September 10, 2024 (the “Base Indenture”) by and between the Issuer and the Trustee, and established pursuant to a First Supplemental Indenture dated September 10, 2024, issued pursuant to Section 2.1 and Section 2.2 thereof (together, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

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4. Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in minimum denominations of $2,000 and integral multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

5. Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities of any Series (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note in any material respect.

6. Redemption.

Prior to the Par Call Date (as defined below), the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) calculated by the Issuer equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the redemption date (assuming that such notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 12.5 basis points, less (b) interest accrued to the date of redemption; and

(ii) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after Par Call Date, the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

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“Par Call Date” means August 10, 2029.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

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7. Change of Control Triggering Event.

If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its right to redeem all of such Notes as described above, the Company will make an offer to each Holder of such Notes to purchase such Notes (the “Change of Control Offer”) at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase (the “Change of Control Payment”), subject to the right of Holders of record on the applicable record date to receive any interest due on the Change of Control Payment Date (as defined below).

Within 30 days following the date upon which any Change of Control Triggering Event has occurred or, at the Company’s option, prior to any Change of Control, but after the public announcement of the transaction that constitutes or may constitute the Change of Control, unless the Company has exercised its right to redeem all of the Notes as described above, the Company will send or deliver electronically a notice of such Change of Control Offer to each Holder or otherwise deliver notice in accordance with the applicable procedures of the Depositary, with a copy to the Trustee, stating, among other things, the purchase date (which must be no earlier than 30 days nor later than 60 days from the date such notice is mailed or delivered electronically (or, in the case of a notice mailed or delivered electronically prior to the date of consummation of a Change of Control, no earlier than the date of the occurrence of the Change of Control), other than as may be required by law (the “Change of Control Payment Date”). The notice, if mailed or delivered electronically prior to the date of consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company will, to the extent lawful:

(1) accept for payment all Notes or portions of Notes (in integral multiples of $1,000) properly tendered pursuant to the Change of Control Offer, provided that if, following repurchase of a portion of a Note, the remaining principal amount of such Note outstanding immediately after such repurchase would be less than $2,000, then the portion of such Note so repurchased shall be reduced so that the remaining principal amount of such Note outstanding immediately after such repurchase is $2,000;

(2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of notes so tendered; and

(3) deliver or cause to be delivered to the Trustee for cancellation the Notes so accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of such Notes being purchased by the Company in accordance with the terms of this covenant.

The Paying Agent will promptly mail (or otherwise deliver in accordance with the applicable procedures of DTC) to each Holder of Notes so tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or otherwise deliver in accordance with the applicable procedures of DTC) (or cause to be transferred by book entry) to each Holder a new Note (it being understood that, notwithstanding anything in the Indenture to the contrary, no Opinion of Counsel or Officer’s Certificate will be required for the Trustee to authenticate and mail or deliver such new Note) equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each such new Note will be in a principal amount of $2,000 or integral multiples of $1,000 in excess thereof.

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If the Change of Control Payment Date is on or after an interest record date and on or before the related interest payment date, any accrued and unpaid interest to the Change of Control Payment Date will be paid on the Change of Control Payment Date to the Person in whose name a Note is registered at the close of business on such record date.

The Change of Control Triggering Event provisions described above will be applicable whether or not any other provisions of the Indenture are applicable. Except as described above with respect to a Change of Control Triggering Event, the Indenture does not contain provisions that permit the Holders to require that the Company repurchase or redeem the Notes in the event of a takeover, recapitalization or similar transaction.

The Company shall comply, to the extent applicable, with the requirements of Rule 14(e)-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and any other securities laws or regulations in connection with the purchase of Notes pursuant to a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the terms described in the Notes, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations by virtue thereof; rather, the Company shall be deemed to be in compliance with those obligations if it complies with its obligation to repurchase Notes upon a Change of Control Triggering Event in accordance with the Indenture, modified as necessary by the Company in good faith to permit compliance with any such law or regulation.

Holders of Notes electing to have Notes purchased pursuant to a Change of Control Offer will be required to surrender their Notes, with the form entitled “Purchase Exercise Notice Upon a Change of Control Triggering Event” on the reverse of the Note completed, to the paying agent at the address specified in the notice, or transfer their Notes to the paying agent by book-entry transfer pursuant to the applicable procedures of DTC, prior to the close of business on the third business day prior to the Change of Control Payment Date.

The Company will not be required to make a Change of Control Offer if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company hereunder and such third party purchases all Notes properly tendered and not withdrawn under its offer in accordance with such requirements.

In addition, the Company will not purchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the change of control payment upon a Change of Control Triggering Event.

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If Holders of not less than 90% in aggregate principal amount of outstanding Notes validly tender and do not withdraw such notes in a Change of Control Offer and the Company, or any third party making a Change of Control Offer in lieu of the Company, as described above, purchases all of the Notes validly tendered and not withdrawn by such Holders, all of the Holders will be deemed to have consented to such Change of Control Offer and, accordingly, the Company will have the right, upon not less than 10 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption (subject to the right of Holders of record on a record date to receive interest on the relevant interest payment date)

The definition of Change of Control includes a phrase relating to the sale, lease, transfer, conveyance or other disposition of “all or substantially all” of the Company’s assets and the assets of its subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, the ability of a Holder of Notes to require the Company to purchase its Notes as a result of a sale, lease, transfer, conveyance or other disposition of less than all of the Company’s assets and the assets of its subsidiaries taken as a whole to another person may be uncertain.

For purposes of the Change of Control Offer provisions of the Notes, the following definitions are applicable:

“Change of Control” means the occurrence of any one of the following:

(1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as such term is used in Sections 13(d)(3) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of such plan) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Company on a fully diluted basis, measured by voting power rather than number of shares; provided, however, that a person shall not be deemed beneficial owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person’s affiliates until such tendered securities are accepted for purchase or exchange thereunder, or (B) any securities if such beneficial ownership (i) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and (ii) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act);

(2) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the Company’s Voting Stock outstanding immediately prior to such transaction constitutes, or is converted into or exchanged for, Voting Stock representing a majority of the voting power of the Voting Stock of the surviving Person (or its parent) immediately after giving effect to such transaction; or

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(3) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of the Company’s Subsidiaries, taken as a whole, to one or more persons or groups (other than the Company’s or one of the Company’s direct or indirect Subsidiaries), provided that none of the circumstances in this clause (3) will be deemed a Change of Control if the persons that beneficially own the Company’s Voting Stock immediately prior to the transaction own, directly or indirectly, shares with a majority of the total voting power of all outstanding Voting Stock of the surviving or transferee person immediately following the transaction; or

(4) the adoption by the stockholders of the Company of a plan or proposal for the liquidation or dissolution of the Company. Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned Subsidiary of a holding company, (2) the holders of a majority of the aggregate voting power of the Voting Stock of the Company, immediately prior to such transaction, hold securities of such holding company that represent, immediately after such transaction, at least a majority of the aggregate voting power of the Voting Stock of such holding company and (3) no “person” or “group” of related persons (other than such holding company) becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Company.

Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned Subsidiary of a holding company, (2) the holders of a majority of the aggregate voting power of the Voting Stock of the Company, immediately prior to such transaction, hold securities of such holding company that represent, immediately after such transaction, at least a majority of the aggregate voting power of the Voting Stock of such holding company and (3) no “person” or “group” of related persons (other than such holding company) becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event. Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Fitch” means Fitch Ratings Inc. and its successors.

“Investment Grade” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s Investors Service, Inc., BBB- (or the equivalent) by Standard & Poor’s Ratings Group, Inc. and BBB- (or the equivalent) by Fitch Ratings, Inc., or any other equivalent rating by any Rating Agency, in each case, with a stable or better outlook.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

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“Rating Agency” means each of Standard & Poor’s Ratings Group, Inc., Moody’s Investors Service, Inc. or Fitch Ratings, Inc. or, if Standard & Poor’s Ratings Group, Inc., Moody’s Investors Service, Inc. or Fitch Ratings, Inc. or any of them shall not make a rating on the Notes publicly available, a nationally recognized statistical rating agency or agencies, as the case may be, selected by the Company (as certified by a resolution of the Board of Directors) which shall be substituted for Standard & Poor’s Ratings Group, Inc., Moody’s Investors Service, Inc. or Fitch Ratings, Inc., as the case may be.

“Rating Event” means that the rating of the Notes is lowered by two of the three Rating Agencies (if the Notes at such time are rated by three Rating Agencies) or by both Rating Agencies (if the Notes at such time are rated by two Rating Agencies) and the Notes cease to be rated Investment Grade by at least two of the three Rating Agencies (if the Notes at such time are rated by three Rating Agencies) or by both Rating Agencies (if the Notes at such time are rated by two Rating Agencies), on any day during the period (the “Trigger Period”) commencing on the earlier of (a) the first public notice of the occurrence of a Change of Control or (b) the public announcement by us of our intention to effect a Change of Control, and ending 60 days after consummation of such Change of Control (which period will be extended for as long as the rating of the Notes is under publicly announced consideration for possible downgrade by at least two of the three Rating Agencies (if the Notes at such time are rated by three Rating Agencies) or by both Rating Agencies (if the Notes at such time are rated by two Rating Agencies)); provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Rating Events for purposes of the definition of Change of Control Triggering Event), if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its or the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“Voting Stock” of a Person means all classes of Capital Stock of such Person then outstanding and normally entitled to vote in the election of directors, managers or trustees, as applicable, of such Person.

8. Defaults and Remedies.

If an Event of Default (other than certain bankruptcy, insolvency or reorganization Events of Default of the Company or a Significant Subsidiary) occurs and is continuing, the Trustee by written notice to the Company, specifying the Event of Default, or the Holders of at least 25% in principal amount of the then outstanding Notes by written notice to the Company and the Trustee, may, declare the entire principal, premium, if any, and interest accrued thereon, if any, on all the Notes to be due and payable. Upon such a declaration, such principal, premium, if any, and accrued and unpaid interest, if any, will be due and payable immediately. If a bankruptcy, insolvency or reorganization Event of Default occurs with respect to the Company or a Significant Subsidiary and is continuing, the principal, premium, if any, and interest accrued thereon, if any, on all the Notes will become due and payable immediately without any notice or other action by any Holder or the Trustee.

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Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

9. Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

10. Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

11. CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

12. Governing Law.

The laws of the State of New York shall govern the Indenture and this Note thereof.

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ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

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SCHEDULE OF EXCHANGES OF NOTES*

The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

*	To be included in a Book-Entry Note.

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PURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL TRIGGERING EVENT

To: Cadence Design Systems, Inc.

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from Cadence Design Systems, Inc. (the “Issuer”) as to the occurrence of a Change of Control Triggering Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay, _______________ an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is a multiple of $1,000, provided that the remaining principal amount, if any, following such purchase shall be at least $2,000 or a multiple of $1,000 in excess thereof) below designated, to be purchased plus interest accrued to, but excluding, the purchase date, except as provided in the Indenture.

Dated:

Signature

Principal amount to be purchased (a multiple of $1,000):

Remaining principal amount following such purchase:

(zero or at least $2,000 or a multiple of $1,000 in excess thereof)

By:
Authorized Signatory

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Exhibit C

FORM OF NOTES DUE 2034

[FACE OF NOTE]

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 4.01 OF THE SUPPLEMENTAL INDENTURE, (2) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.12 OF THE BASE INDENTURE AND (3) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

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No.____	$___________

CUSIP: 127387 AP3

ISIN: US127387AP39

CADENCE DESIGN SYSTEMS, INC.

4.700% Senior Notes due 2034

CADENCE DESIGN SYSTEMS, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of on September 10, 2034.

Interest Payment Dates: March 10 and September 10 (each, an “Interest Payment Date”), commencing on March 10, 2025.

Interest Record Dates: March 1 and September 1 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

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IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually, electronically or by facsimile by its duly authorized officer.

CADENCE DESIGN SYSTEMS, INC.

By:
Name:
Title:

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: September 10, 2024

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

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[REVERSE OF NOTE]

CADENCE DESIGN SYSTEMS, INC.

4.700% Senior Notes due 2034

1. Interest.

CADENCE DESIGN SYSTEMS, INC. (the “Issuer” or the “Company”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from September 10, 2024. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing on March 10, 2025. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2. Paying Agent.

Initially, U.S. Bank Trust Company, National Association, as trustee (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the Holders.

3. Indenture; Defined Terms.

This Note is one of the 4.700% Notes due 2034 (the “Notes”) issued under an indenture dated as of September 10, 2024 (the “Base Indenture”) by and between the Issuer and the Trustee, and established pursuant to a First Supplemental Indenture dated September 10, 2024, issued pursuant to Section 2.1 and Section 2.2 thereof (together, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

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4. Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in minimum denominations of $2,000 and integral multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

5. Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities of any Series (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note in any material respect.

6. Redemption.

Prior to the Par Call Date (as defined below), the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) calculated by the Issuer equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the redemption date (assuming that such notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points, less (b) interest accrued to the date of redemption; and

(ii) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after Par Call Date, the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

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“Par Call Date” means June 10, 2034.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

C-1-7

7. Change of Control Triggering Event.

If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its right to redeem all of the Notes as described above, the Company will make an offer to each Holder of the Notes to purchase such Notes (the “Change of Control Offer”) at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase (the “Change of Control Payment”), subject to the right of Holders of record on the applicable record date to receive any interest due on the Change of Control Payment Date (as defined below).

Within 30 days following the date upon which any Change of Control Triggering Event has occurred or, at the Company’s option, prior to any Change of Control, but after the public announcement of the transaction that constitutes or may constitute the Change of Control, unless the Company has exercised its right to redeem all of the Notes as described above, the Company will send or deliver electronically a notice of such Change of Control Offer to each Holder or otherwise deliver notice in accordance with the applicable procedures of the Depositary, with a copy to the Trustee, stating, among other things, the purchase date (which must be no earlier than 30 days nor later than 60 days from the date such notice is mailed or delivered electronically (or, in the case of a notice mailed or delivered electronically prior to the date of consummation of a Change of Control, no earlier than the date of the occurrence of the Change of Control), other than as may be required by law (the “Change of Control Payment Date”). The notice, if mailed or delivered electronically prior to the date of consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company will, to the extent lawful:

(1) accept for payment all Notes or portions of Notes (in integral multiples of $1,000) properly tendered pursuant to the Change of Control Offer, provided that if, following repurchase of a portion of a Note, the remaining principal amount of such Note outstanding immediately after such repurchase would be less than $2,000, then the portion of such Note so repurchased shall be reduced so that the remaining principal amount of such Note outstanding immediately after such repurchase is $2,000;

(2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes so tendered; and

(3) deliver or cause to be delivered to the Trustee for cancellation the Notes so accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of such Notes being purchased by the Company in accordance with the terms of this covenant.

The Paying Agent will promptly mail (or otherwise deliver in accordance with the applicable procedures of DTC) to each Holder of Notes so tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or otherwise deliver in accordance with the applicable procedures of DTC) (or cause to be transferred by book entry) to each Holder a new Note (it being understood that, notwithstanding anything in the Indenture to the contrary, no Opinion of Counsel or Officer’s Certificate will be required for the Trustee to authenticate and mail or deliver such new Note) equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each such new Note will be in a principal amount of $2,000 or integral multiples of $1,000 in excess thereof.

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If the Change of Control Payment Date is on or after an interest record date and on or before the related interest payment date, any accrued and unpaid interest to the Change of Control Payment Date will be paid on the Change of Control Payment Date to the Person in whose name a Note is registered at the close of business on such record date.

The Change of Control Triggering Event provisions described above will be applicable whether or not any other provisions of the Indenture are applicable. Except as described above with respect to a Change of Control Triggering Event, the Indenture does not contain provisions that permit the Holders to require that the Company repurchase or redeem the Notes in the event of a takeover, recapitalization or similar transaction.

The Company shall comply, to the extent applicable, with the requirements of Rule 14(e)-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and any other securities laws or regulations in connection with the purchase of Notes pursuant to a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the terms described in the Notes, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations by virtue thereof; rather, the Company shall be deemed to be in compliance with those obligations if it complies with its obligation to repurchase Notes upon a Change of Control Triggering Event in accordance with the Indenture, modified as necessary by the Company in good faith to permit compliance with any such law or regulation.

Holders of Notes electing to have Notes purchased pursuant to a Change of Control Offer will be required to surrender their Notes, with the form entitled “Purchase Exercise Notice Upon a Change of Control Triggering Event” on the reverse of the Note completed, to the paying agent at the address specified in the notice, or transfer their Notes to the paying agent by book-entry transfer pursuant to the applicable procedures of DTC, prior to the close of business on the third business day prior to the Change of Control Payment Date.

The Company will not be required to make a Change of Control Offer if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company hereunder and such third party purchases all Notes properly tendered and not withdrawn under its offer in accordance with such requirements.

In addition, the Company will not purchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the change of control payment upon a Change of Control Triggering Event.

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If Holders of not less than 90% in aggregate principal amount of outstanding Notes validly tender and do not withdraw such notes in a Change of Control Offer and the Company, or any third party making a Change of Control Offer in lieu of the Company, as described above, purchases all of the Notes validly tendered and not withdrawn by such Holders, all of the Holders will be deemed to have consented to such Change of Control Offer and, accordingly, the Company will have the right, upon not less than 10 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption (subject to the right of Holders of record on a record date to receive interest on the relevant interest payment date)

The definition of Change of Control includes a phrase relating to the sale, lease, transfer, conveyance or other disposition of “all or substantially all” of the Company’s assets and the assets of its subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, the ability of a Holder of Notes to require the Company to purchase its Notes as a result of a sale, lease, transfer, conveyance or other disposition of less than all of the Company’s assets and the assets of its subsidiaries taken as a whole to another person may be uncertain.

For purposes of the Change of Control Offer provisions of the Notes, the following definitions are applicable:

“Change of Control” means the occurrence of any one of the following:

(1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as such term is used in Sections 13(d)(3) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of such plan) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Company on a fully diluted basis, measured by voting power rather than number of shares; provided, however, that a person shall not be deemed beneficial owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person’s affiliates until such tendered securities are accepted for purchase or exchange thereunder, or (B) any securities if such beneficial ownership (i) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and (ii) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act);

(2) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the Company’s Voting Stock outstanding immediately prior to such transaction constitutes, or is converted into or exchanged for, Voting Stock representing a majority of the voting power of the Voting Stock of the surviving Person (or its parent) immediately after giving effect to such transaction; or

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(3) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of the Company’s Subsidiaries, taken as a whole, to one or more persons or groups (other than the Company’s or one of the Company’s direct or indirect Subsidiaries), provided that none of the circumstances in this clause (3) will be deemed a Change of Control if the persons that beneficially own the Company’s Voting Stock immediately prior to the transaction own, directly or indirectly, shares with a majority of the total voting power of all outstanding Voting Stock of the surviving or transferee person immediately following the transaction; or

(4) the adoption by the stockholders of the Company of a plan or proposal for the liquidation or dissolution of the Company. Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned Subsidiary of a holding company, (2) the holders of a majority of the aggregate voting power of the Voting Stock of the Company, immediately prior to such transaction, hold securities of such holding company that represent, immediately after such transaction, at least a majority of the aggregate voting power of the Voting Stock of such holding company and (3) no “person” or “group” of related persons (other than such holding company) becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Company.

Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned Subsidiary of a holding company, (2) the holders of a majority of the aggregate voting power of the Voting Stock of the Company, immediately prior to such transaction, hold securities of such holding company that represent, immediately after such transaction, at least a majority of the aggregate voting power of the Voting Stock of such holding company and (3) no “person” or “group” of related persons (other than such holding company) becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event. Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Fitch” means Fitch Ratings Inc. and its successors.

“Investment Grade” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s Investors Service, Inc., BBB- (or the equivalent) by Standard & Poor’s Ratings Group, Inc. and BBB- (or the equivalent) by Fitch Ratings, Inc., or any other equivalent rating by any Rating Agency, in each case, with a stable or better outlook.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

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“Rating Agency” means each of Standard & Poor’s Ratings Group, Inc., Moody’s Investors Service, Inc. or Fitch Ratings, Inc. or, if Standard & Poor’s Ratings Group, Inc., Moody’s Investors Service, Inc. or Fitch Ratings, Inc. or any of them shall not make a rating on the Notes publicly available, a nationally recognized statistical rating agency or agencies, as the case may be, selected by the Company (as certified by a resolution of the Board of Directors) which shall be substituted for Standard & Poor’s Ratings Group, Inc., Moody’s Investors Service, Inc. or Fitch Ratings, Inc., as the case may be.

“Rating Event” means that the rating of the Notes is lowered by two of the three Rating Agencies (if the Notes at such time are rated by three Rating Agencies) or by both Rating Agencies (if the Notes at such time are rated by two Rating Agencies) and the Notes cease to be rated Investment Grade by at least two of the three Rating Agencies (if the Notes at such time are rated by three Rating Agencies) or by both Rating Agencies (if the Notes at such time are rated by two Rating Agencies), on any day during the period (the “Trigger Period”) commencing on the earlier of (a) the first public notice of the occurrence of a Change of Control or (b) the public announcement by us of our intention to effect a Change of Control, and ending 60 days after consummation of such Change of Control (which period will be extended for as long as the rating of the Notes is under publicly announced consideration for possible downgrade by at least two of the three Rating Agencies (if the Notes at such time are rated by three Rating Agencies) or by both Rating Agencies (if su the ch Notes at such time are rated by two Rating Agencies)); provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Rating Events for purposes of the definition of Change of Control Triggering Event), if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its or the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“Voting Stock” of a Person means all classes of Capital Stock of such Person then outstanding and normally entitled to vote in the election of directors, managers or trustees, as applicable, of such Person.

8. Defaults and Remedies.

If an Event of Default (other than certain bankruptcy, insolvency or reorganization Events of Default of the Company or a Significant Subsidiary) occurs and is continuing, the Trustee by written notice to the Company, specifying the Event of Default, or the Holders of at least 25% in principal amount of the then outstanding Notes by written notice to the Company and the Trustee, may, declare the entire principal, premium, if any, and interest accrued thereon, if any, on all the Notes to be due and payable. Upon such a declaration, such principal, premium, if any, and accrued and unpaid interest, if any, will be due and payable immediately. If a bankruptcy, insolvency or reorganization Event of Default occurs with respect to the Company or a Significant Subsidiary and is continuing, the principal, premium, if any, and interest accrued thereon, if any, on all the Notes will become due and payable immediately without any notice or other action by any Holder or the Trustee.

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Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

9. Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

10. Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

11. CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

12. Governing Law.

The laws of the State of New York shall govern the Indenture and this Note thereof.

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ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

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SCHEDULE OF EXCHANGES OF NOTES*

The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

*	To be included in a Book-Entry Note.

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PURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL TRIGGERING EVENT

To: Cadence Design Systems, Inc.

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from Cadence Design Systems, Inc. (the “Issuer”) as to the occurrence of a Change of Control Triggering Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay, _______________ an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is a multiple of $1,000, provided that the remaining principal amount, if any, following such purchase shall be at least $2,000 or a multiple of $1,000 in excess thereof) below designated, to be purchased plus interest accrued to, but excluding, the purchase date, except as provided in the Indenture.

Dated:

Signature

Principal amount to be purchased (a multiple of $1,000):

Remaining principal amount following such purchase:

(zero or at least $2,000 or a multiple of $1,000 in excess thereof)

By:
Authorized Signatory

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